MANAGED PORTFOLIO SERIES

Nuance Concentrated Value Fund

(the “Fund”)

Supplement dated December 20, 2013 to:

Prospectus for the Fund
dated August 28, 2013.

Effective immediately, the following changes have been made to the Fund’s Prospectus:

Shareholder Information – Dividends and Distributions, page 17

This section is restated as follows:

The Fund will make distributions, if any, of net investment income quarterly.  The Fund will also distribute net capital gains, if any, at least annually, typically during the month of December.  The Fund may make additional distributions if deemed to be desirable at another time during the year.

All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive distributions of net capital gains in cash, while reinvesting net investment income distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash.

If you wish to change your distribution option, write or call the Transfer Agent in advance of the payment date of the distribution.  However, any such change will be effective only as to distributions for which the record date is five or more business days after the Transfer Agent has received your request.

If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV per share and to reinvest all subsequent distributions.

Thank you for your investment. If you have any questions, please call the Fund toll-free at 1-855-NUANCE3 (1-855-682-6233).

This supplement should be retained with your Prospectus for future reference.